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                                                                EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 12, 1998 included in this Form 10-K into Cortech, Inc.'s previously filed Form S-8 Registration Statement File Nos. 33-60242, 33-87656, 33-95226 and 333-04317.

Denver, Colorado,
   March 27, 1998.